POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints each of Craig Carberry and Marcia Lucas of Northern Trust, and Philip Harris and Kevin Hardy of Skadden, Arps, Slate, Meagher & Flom LLP as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act alone and without the other, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all statements on Form ID (including, but not limited to, obtaining the Central Index Key ("CIK") and the CIK confirmation code ("CCC") from the Securities and Exchange Commission), Form 3, Form 4 and Form 5 and any successor forms adopted by the Securities and Exchange Commission, as may be required by the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules thereunder, and requisite documents in connection with such statements, respecting each closed-end investment company advised by Northern Trust or its affiliates listed on Annex A hereto and as may be formed from time to time. This power of attorney supersedes any previous versions of same, and shall be valid from the date hereof until the undersigned no longer has an obligation to file statements under the acts cited above, or until specifically revoked by the undersigned, and shall be automatically revoked with respect to any attorney in the event that such attorney is no longer affiliated with Skadden, Arps, Slate, Meagher & Flom LLP or Northern Trust or its affiliates (as the case may be).

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on:

Date: 10/02/2015



                                           /s/John F. Frede
                                         _________________________________
                                         Signature


                                            John F. Frede
                                         _________________________________
                                         Print Name

                                         Senior Vice President
                                         _________________________________
                                         Title



ANNEX A

Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund)
Equity Long/Short Opportunities Fund (NT Equity Long/Short Strategies Fund)





Last updated: February 2015